UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33301	20-8370041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin	53717-1954
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, Accuray Incorporated (the “Company”) and Michael Hoge, the Company’s Senior Vice President, Global Operations, mutually agreed to terms pursuant to which Mr. Hoge will depart the Company as an employee effective January 6, 2025. Mr. Hoge’s departure is not the result of any dispute or disagreement with the Company, its board of directors, or its management, or any matter relating to the Company’s operations, policies or practices. The Company has initiated a comprehensive search process to identify Mr. Hoge’s successor.

The circumstances of Mr. Hoge’s departure from the Company qualify him to receive severance benefits under his Executive Employment Agreement with the Company, dated January 1, 2023. Mr. Hoge’s severance benefits will include: (i) a lump sum payment equal to twelve (12) months of Mr. Hoge’s annual base salary; (ii) a prorated portion of the bonus Mr. Hoge would have received for the Company’s fiscal year 2025 under the Company’s bonus plan, payable at the same time as bonuses are paid to other Company executives; and (iii) reimbursement of insurance premiums payable to retain group health coverage for Mr. Hoge and his eligible dependents under the Consolidated Omnibus Budget Reconciliation Act of 1986 for twelve (12) months, with all such payments and benefits subject to execution of a release of claims by Mr. Hoge in favor of the Company and other released parties (the “Release”). The foregoing summary of the terms of the Release does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Release, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: December 11, 2024	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President, Chief Legal Officer & Corporate Secretary

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